Canadian Pacific Railway Company Pension Plan

Consolidated as at January 1, 2009

Amendment Number 3    Page 1

AMENDMENT NUMBER 3
TO THE CANADIAN PACIFIC RAILWAY COMPANY PENSION PLAN
CONSOLIDATED AS AT JANUARY 1, 2009
AMENDMENTS FOR IBEW EFFECTIVE JANUARY 1, 2010.
Effective January 1, 2010,

1.	Delete subparagraph 17.01 (c) and replace it with the following:

17.01	(c) “Buyback Window” means the period commencing and ending on the dates set out in the table below:

Affiliation	Buyback Window Commencement Date	Buyback Window Ending Date

CAW-TCA	March 1, 2008	June 30, 2011
CPPA	January 1, 2010	June 30, 2013
IBEW	January 1, 2010	June 30, 2013
RCTC	January 1, 2003	June 30, 2006
TCRC-RTE	Not applicable	Not applicable
TCRC-MWED	August 1, 2007	July 1, 2010
TC/USWA	January 1, 2010	June 30, 2013
Management	Not applicable	Not applicable

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Canadian Pacific Railway Company Pension Plan

Consolidated as at January 1, 2009

Amendment Number 3    Page 2

2.	Delete subparagraph 17.02(a) and replace it with the following:

17.02	(a) was a Member on the date determined by the Committee as set out in the table below:

Affiliation	Eligibility Date

CAW-TCA	January 1, 2008
CPPA	January 1, 2006
IBEW	January 1, 2010
RCTC	January 1, 2003
TCRC-RTE	Not applicable
TCRC-MWED	August 1, 2007
TC/USWA	January 1, 2010
Management	Not applicable

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